Share Buyback Programme	12 Months Ended
Dec. 31, 2017
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Share Buyback Programme

24. SHARE BUYBACK PROGRAMME

On 6 April 2017, Unilever announced a share buyback programme of €5 billion in 2017. As at 31 December 2017, the group has repurchased 101,942,383 ordinary shares as part of the programme which are held by Unilever as treasury shares. Consideration paid for the repurchase of shares including transaction costs was €5,014 million which is recorded within other reserves.